LOOMIS SAYLES CORE PLUS BOND FUND

Supplement dated February 7, 2019 to the Statutory Prospectus of the Loomis Sayles Core Plus Bond Fund (the “Fund”), dated February 1, 2019, as may be revised or supplemented from time to time.

Effective immediately, the information under the sub-section “Class N Shares” in the section “Purchase and Sale of Fund Shares” in the Fund’s Summary is hereby amended and restated as follows:

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.